EXHIBIT 10(a)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the use of our report (and to all references to our firm) included in or made a part of Registration Statement No. 33-87874.

                                                      ARTHUR ANDERSEN LLP

New York, New York
April 18, 2001